UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 15, 2025
Date of Report (Date of earliest event reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 East Mossy Oaks Road, Spring, TX (Address of principal executive offices)		77389 (Zip code)

(678) 259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
7.625% Series C Mandatory Convertible Preferred Stock, par value $0.01 per share	HPEPrC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01          Other Events.

On September 15, 2025, Hewlett Packard Enterprise Company (the “Company”) completed its previously announced underwritten public offering (the “Notes Offering”) of (i) $900,000,000 in aggregate principal amount of its 4.050% Notes due 2027 (the “2027 Notes”), (ii) $300,000,000 in aggregate principal amount of its Floating Rate Notes due 2028 (the “Floating Rate Notes”), (iii) $850,000,000 in aggregate principal amount of its 4.150% Notes due 2028 (the “2028 Notes”) and (iv) $850,000,000 in aggregate principal amount of its 4.400% Notes due 2030 (the “2030 Notes” and, together with the 2027 Notes, the Floating Rate Notes and the 2028 Notes, the “Notes”).

The offer and sale of each series of Notes has been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (No. 333-276221), filed with the Securities and Exchange Commission and automatically effective on December 22, 2023.

The Notes were issued pursuant to the Indenture (the “Base Indenture”), dated as of October 9, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as trustee, as supplemented by the (i) Twenty-Eighth Supplemental Indenture, dated as of September 15, 2025, with respect to the 2027 Notes, (ii) Twenty-Ninth Supplemental Indenture, dated as of September 15, 2025, with respect to the Floating Rate Notes, (iii) Thirtieth Supplemental Indenture, dated as of September 15, 2025, with respect to the 2028 Notes and (iv) Thirty-First Supplemental Indenture, dated as of September 15, 2025, with respect to the 2030 Notes (collectively, the “Supplemental Indentures” and, together with the Base Indenture, the “Indenture”), each between the Company and the Trustee.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indentures, which are set forth as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, hereto and are incorporated by reference herein.

The legal opinion of Gibson, Dunn & Crutcher LLP, issued in connection with the Notes Offering, is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1
Senior Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Hewlett Packard Enterprise’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2015)

4.2
Twenty-Eighth Supplemental Indenture, dated as of September 15, 2025, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 4.050% notes due 2027

4.3
Twenty-Ninth Supplemental Indenture, dated as of September 15, 2025, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s floating rate notes due 2028

4.4
Thirtieth Supplemental Indenture, dated as of September 15, 2025, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 4.150% notes due 2028

4.5
Thirty-First Supplemental Indenture, dated as of September 15, 2025, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 4.400% notes due 2030

4.6	Form of 4.050% notes due 2027 (contained in Exhibit 4.2 hereto)

4.7	Form of floating rate notes due 2028 (contained in Exhibit 4.3 hereto)

4.8	Form of 4.150% notes due 2028 (contained in Exhibit 4.4 hereto)

4.9	Form of 4.400% notes due 2030 (contained in Exhibit 4.5 hereto)

5.1	Opinion of Gibson, Dunn & Crutcher LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

By:	/s/ David Antczak
Name:	David Antczak
Title:	Senior Vice President, General Counsel and Corporate Secretary

DATE: September 15, 2025